Principal Funds, Inc.

Supplement dated November 2, 2015
to the Statement of Additional Information dated December 31, 2014 as amended and restated March 10, 2015, June 15, 2015, September 22, 2015, and updated September 28, 2015
(as supplemented October 9, 2015)

This supplement updates information contained in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Officers of the Fund
Add the following information to the Officers of the Fund table:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Teri R. Root Des Moines, IA 50392 1979	Deputy Chief Compliance Officer (since 2015)	Director-PMC Compliance, PMC (since 2015) Vice President and Chief Compliance Officer, PMC (since 2015) Compliance Officer, PMC (2010-2013) Vice President, PSS (since 2015)

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